UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): March 18, 2014

CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b) On March 18, 2014, Rosina B. Dixon, M.D. notified Church & Dwight Co., Inc. (the “Company”) that she will retire from the Company’s Board of Directors (the “Board”), effective at the end of her current term on May 1, 2014, and will therefore not stand for re-election at the Company’s Annual Meeting of Stockholders on May 1, 2014.  Dr. Dixon is the current chair of the Board’s Governance & Nominating Committee and will continue in such role until the end of her term.  The Company gratefully acknowledges Dr. Dixon’s 35 years of dedicated service on its Board.

There were no disagreements between Dr. Dixon and the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: March 20, 2014	By:	/s/ Patrick D. de Maynadier
	Name:	Patrick D. de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary